FPA CAPITAL FUND, INC.



SEMI-ANNUAL REPORT





[FPA FUND LOGO]

DISTRIBUTOR: FPA Fund Distributors, Inc.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


September 30, 2002


PA80SARPT1102

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

      Before discussing your Fund's performance, we would like to inform you that our new web site is up and running at www.fpafunds.com. We intend to use it as a source of information and a means of communicating with you beyond just the shareholder letters. It is our intention to expand the available information over time. Should there be major events in the portfolios or in the markets that we feel need a timely explanation, we will post them on this site. Please visit the site to further enhance your understanding of your Fund and the people who manage it.

      This Semi-Annual Report covers the six months ended September 30, 2002. Your Fund's net asset value (NAV) per share closed at $24.49. The NAV reflects a capital gains distribution of $0.33 ($0.29 of which was long-term) on July 9, 2002, to shareholders of record on June 28, 2002.

      The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                    AVERAGE ANNUAL TOTAL RETURN
                                 PERIODS ENDED SEPTEMBER 30, 2002
                                 --------------------------------
                                 1 YEAR      5 YEARS     10 YEARS
                                 ------      -------     --------
FPA Capital Fund, Inc. (NAV)     14.62%*      5.55%*      16.81%*
FPA Capital Fund, Inc.
  (Net of Sales Charge)           8.60%++     4.42%++     16.18%++
Lipper Mid-Cap Value Fund
  Average                        -6.35%       2.03%       10.42%
Russell 2000 Index               -9.30%      -3.19%        8.01%
Standard & Poor's
  500 Stock Index               -20.49%      -1.63%        9.00%


       The Fund's six-month return, which includes both the changes in NAV and the reinvestment of distributions paid, was -17.86%*. This compares with total returns of -24.22% for the Lipper Average, -27.96% for the Russell 2000, and -28.36% for the S&P 500. On a calendar year-to-date basis, these same comparisons are: -12.34%* for FPA Capital Fund, -19.40% for the Lipper Average, -25.10% for the Russell 2000, and -28.16% for the S&P 500.

COMMENTARY

      The good news is that your Fund outperformed the market and the Lipper Mid-Cap Value Average for the six-month and year-to-date periods ended September
30. The bad news is that our good relative performance does not give us much satisfaction since we do not like losing money. This is the most severe and broadest market decline since the depression. I had hoped that I would not have to go through another market experience in my career like that of 1974. We did try to protect your assets by increasing the Fund's liquidity to its second highest level since we began managing your Fund in 1984. The only other time we had more than 20% liquidity was in 1998. In a severe market decline like the one we are experiencing currently, the only way to protect a fund's asset value is to go to an extraordinary level of liquidity of at least 70%, be able to short stocks, or just own the one or two sectors that will do well. Unfortunately, this is an unrealistic expectation. Very rarely have we seen successful market timers. We do believe that environments such as the one we are in now are excellent periods for stock pickers rather than market timers. Furthermore, we believe that a disciplined, active manager is more likely to outperform an index fund.

      Back in 1997 and again last year, we tried to caution against unrealistic investment return expectations. In 1997 we wrote that we thought returns for the foreseeable future would be 7% or less. We revisited this topic last September and came to the conclusion that investment returns, as measured by the S&P 500, were likely to be 5% or less for the next five years. Finally, in our March 2000 shareholder letter we compared the Nasdaq

-------------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
+ Reflects deduction of the maximum sales charge of 5.25% of the offering price market to that of the market of 1929 and came to the conclusion that the former was more expensive. A review of the above table shows that both the Russell 2000 and the S&P 500 compound returns have been negative for the last five years, whereas your Fund has been modestly positive in comparison. Given the severity of the market decline, we hope to be able to recoup a large measure of this decline and, therefore, enhance your Fund's return going forward. Investing has become far more interesting and potentially more rewarding, in light of the sharp declines in stock prices.

      As much as we would like to talk about our positive relative performance, we would rather comment about our worst investment failure, as well as briefly discuss some of the new investments going into the Fund. After a brief comment about the economy and the investment environment, my associates Dennis Bryan and Steven Romick will discuss our largest recent portfolio acquisition.

      Conseco, Inc. is my worst and the Fund's worst investment failure since I began managing your Fund in 1984. I wrote about Conseco in the March Shareholder Letter. I believed that the situation was gradually improving. Several checks in the field as well as a detailed evaluation of the asset-backed securitizations of its finance company subsidiary had been done. As we wrote earlier this year, should the economy not improve, this could make things difficult for this company. During the past two years, it had paid down both debt and preferred stock by almost $2 billion. Conseco appeared financially stronger than it was at the end of 2000. Unfortunately, both the senior management and I failed to appreciate the magnitude of the change in the environment. As recently as late June, the company was in the process of repurchasing over $75 million of its public debt. Six weeks later, the company announced that it would take a delay and then eventually default on its upcoming debt payments in September and October. I have never seen this type of situation in my career. The combination of ratings downgrades and difficult bank lenders added to the seriousness of the situation. Unfortunately, the company was unable to overcome these challenges. (As a side note, I believe that the major credit-rating agencies have become too proactive and may be actually precipitating negative outcomes.) I liquidated the stock position as best I could for only pennies per share. I am currently participating on the creditor committee in an attempt to achieve as much value for the remaining bonds that we do own. It has been a rare occurrence that we have such an investment failure. We hope that it will be a very long time before we experience another one of similar magnitude. The only positive out of this unfortunate situation is that your Fund now has a tax-loss carry forward of $22 million that will shelter future investment gains.

      The stock market crash is creating a growing list of potential investment candidates. During the quarter we established five new stock holdings with another one added after September 30, as well as increasing several existing positions. These acquisitions were done mostly during the months of July and September and continuing into October. We have used a combination of liquidity reduction and the proceeds from the sales of several successful investments to help fund these purchases. During the past six months, we have reduced liquidity levels by over $27 million. We continued reducing liquidity in October, so that it now stands at slightly more than 12% versus a recent high of just more than 20%.

      We established two new industrial equipment holdings: Joy Global and Trinity Industries. Joy, the leading surface and underground mining equipment company, is selling at less than book value and less than 10X after-tax depressed free cash flow with a relatively strong balance sheet. Trinity is the leading U.S. rail-car manufacturing company, which, despite an industry cycle that has taken shipments from over 70,000 units to approximately 15,000, with normal replacement demand at 50,000 units, is currently breaking even. The company is now valued at approximately 65% of book value with its strongest balance sheet in twenty years. When the economy recovers more vigorously, these two companies should be beneficiaries of that recovery.

      We added a new retail company, Zale Corporation, the leading jewelry retailing company in the U.S. It was acquired at less than 9X earnings, less than book value, and less than 10X after-tax free cash flow. The company has little debt and is currently repurchasing $50 million of its stock. We also added a small financial service company, WFS Financial, which is predominately owned by Westcorp, an existing holding. The last and most significant addition is Qwest Communications. We acquired the stock and three bond issues. I refer you to the discussion of the company by Dennis Bryan and Steven Romick, at the end of this letter.

      We are encouraged by recent trends in the stock market, where pessimism and fear are now quite common. Net liquidations out of stock mutual funds are occurring with greater frequency. In contrast, your Fund has had net contributions of nearly $64 million for the nine months ended September 30. Brokerage firms and asset management firms are firing growing numbers of employees. Optimism regarding economic growth and corporate profitability is fading rapidly. There is a rising fear that we may be facing deflation. All of these reactions reflect the realization that expectations have been too optimistic. We have been very cautious both on the economy and the stock market since the beginning of the year. This is why we wrote about allowing your Fund's liquidity to build and that holding this liquidity would come with very little opportunity cost. As we have written in many prior letters, when fear and anxiety rise, so do the number of investment opportunities. We believe the mainstream consensus is now where we were nine months ago. The realization that economic growth, as measured by industrial production, has recovered from its lows of last year at the slowest rate in sixty-five years is quite disturbing to many.

      In light of this negative environment, are we getting any more positive? In a word, yes. There recently has been a great deal of investor anxiety regarding the possibility that the economy is slipping back into recession. We believe that we are in a slow growth period that reflects the substandard nature of this recovery. Record mortgage refinance activity in September and October is leading to record cash outs on home mortgages. As this cash hits the consumer's pocket in November and December, we expect that consumer spending will accelerate. In other words, the Christmas holiday shopping season should be equal to or greater than last year's season. This will help set the stage for next year. Economic growth in 2003 should be stronger than this year. We describe this outlook as, "The Three Legged Stool." The economy should be positively influenced by three trends. First, monetary policy was extremely accommodative in the latter half of 2001. It generally takes from eighteen to twenty-four months before the economy begins to feel the benefits of an easier monetary policy. Second, we should begin to see the benefits of a declining dollar versus the euro, in early to mid 2003. Initially, we will see a worsening trade deficit but then our more competitive position should start to positively influence our exports between the spring and fall of next year. Economists refer to this as the "J"-curve effect. Finally, we expect capital spending to begin expanding at a faster rate next year. The sluggishness in capital spending has been a direct result of the excesses of the last cycle. Between 1998 and early 2000, technology spending was driven to excess because of essentially free money (P/E ratios were above 100x earnings) and the necessity to be Y2K compliant in 1999. Generally, spending on technology is based upon a three- to four-year life expectancy. We believe that, as we enter 2003, much of this former spending will be closer to the end of its life expectancy. Spending to replace obsolete or less competitive equipment and software should begin to rise next year. In total, both growth and corporate profits should increase next year, with the strongest growth occurring in the second half of the year. Should this outlook prove to be reasonably accurate, it would help to explain the negative performance of the stock market today.

      Recently, the ten-year Treasury bond yield fell below 4% and, with this occurrence, many investors began to believe that the economy was on the verge of entering a deflationary period. We believe that a combination of technical factors and a flight from stocks has driven the ten-year Treasury bond yield to an unsustainable level. In our opinion, with yields below 4%, the Treasury market is as overvalued currently as was the stock market in the spring of 2000. As this fear recedes, yields should begin to rise. The prospect of rising interest rates should help to constrain the major stock averages. We view this environment as one where stock selection rather than market timing will be the primary component of superior investment performance going forward.

      Your Fund continues to maintain a competitive valuation advantage over the market. At the end of September, its P/E and P/BV ratios (Price/Book Value) ratios were 16.9x and 1.6x, respectively. By comparison, the P/E ratios of the Russell 2000 and S&P were 29.9x and 21.0x while the P/BV ratios were 1.6x and 2.6x, respectively. Our companies are financially strong, with a 19.1% average Total-Debt/Total Capitalization ratio, which compares favorably to the 37.7% and 46.4% for the Russell 2000 and the S&P 500. The portfolio's median market capitalization was $753.1 million, while its weighted-average market capitalization was $1.3 billion. The Russell 2000's median and weighted average market capitalizations were $280 million and $590 million, while those of the S&P 500 were $6.3 billion and $71.1 billion, respectively. To conclude this letter, I would like to introduce you to the comments of Dennis Bryan and Steven Romick.

QWEST COMMUNICATIONS BY DENNIS BRYAN AND STEVEN ROMICK

      We acquired the equity and debt securities of Qwest Communications this past quarter. The equity was purchased at an average price of $1.75 per share, while the debt securities were acquired with yields between 22% and 35%. This is an example of how we leverage the equity and fixed-income capabilities of First Pacific Advisors, Inc. Qwest securities prices collapsed because of issues involving the company's previous revenue recognition policies that have severely tarnished its credibility in conjunction with a weaker economy and more competition in some segments of its business. New and highly experienced management has been hired to restore profits and, importantly, integrity to Qwest's financial statements. We feel we have a substantial margin of safety at the price levels that we acquired these securities.

      Qwest has its roots as a start-up long-distance company that invested billions of dollars in a fiber-optic voice/data network. Unfortunately, several other long-distance competitors were developing the exact same technology and this has led to a huge amount of excess capacity and a fight for survival. Qwest's former management shrewdly used its overpriced stock in purchasing U.S. West in 1998. Qwest now has the good fortune to own a great monopoly asset in U.S. West's regional bell operating business. If you live in one of the fourteen states in which U.S. West operates, you would have no other local phone service option, unlike the long-distance service business where switching carriers is quite easy.

      In acquiring U.S. West, Qwest now owns 17.6 million access lines for local wireline phone service, a lucrative yellow pages publishing business (DEX) that throws off almost $1 billion in cash flow, as well as 1.1 million wireless customers. We believe that the value of these three assets is between $34 and $42 billion and more than adequately covers its existing $25 billion in debt while leaving a remaining value to the common stock holder of between $5 and $10 per share. The company recently announced the sale of its yellow pages business for $7 billion-within our estimated valuation range-and intends to use the proceeds to reduce debt.

      Management expects to reduce costs of the remaining business by approximately $1 billion over the next year, sell other non-strategic assets to further reduce debt, and receive regulatory approval to sell long-distance service to its local voice customers. The latter could add more than a few hundred million dollars to cash flow within the next couple of years. Qwest's local access lines will not disappear and, in fact, an argument may be made that such lines will be more valuable in the future as Qwest gains greater DSL penetration and begins to market long-distance service to their local customers for the first time. These additional actions should further enhance Qwest's value.

      With those closing comments, we thank you for your continued investment and support during these difficult times.

Respectfully submitted,


/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President and Chief Investment Officer
October 15, 2002

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2002

                                                        SHARES OR
                                                        PRINCIPAL
                                                          AMOUNT
                                                   --------------------
NET PURCHASES

COMMON STOCKS
Hutchinson Technology Incorporated                         244,600 shs.
Joy Global Inc. (1)                                        507,100 shs.
National-Oilwell, Inc.                                     253,300 shs.
Qwest Communications International Inc.(1)               6,108,800 shs.
Reebok International Ltd                                   115,400 shs.
Storage Technology Corporation                             574,800 shs.
Trinity Industries, Inc. (1)                               624,400 shs.
WFS Financial Inc. (1)                                      56,900 shs.
Zale Corporation (1)                                       150,600 shs.

NON-CONVERTIBLE SECURITIES
Conseco, Inc. --8.75% 2004 (1)                     $     7,500,000
Conseco, Inc. --10.75% 2009 (1)                    $     1,600,000
Qwest Capital Funding, Inc. --5.875% 2004 (1)      $     3,350,000
Qwest Capital Funding, Inc. --6.25% 2005 (1)       $     8,650,000
Qwest Capital Funding, Inc. --7.625% 2021 (1)      $     2,000,000

NET SALES

COMMON STOCKS
Big Lots, Inc.                                              84,700 shs.
Conseco, Inc. (2)                                        5,850,000 shs.
Countrywide Credit Industries, Inc.                        125,800 shs.
Good Guys, Inc. (2)                                        166,700 shs.
KEMET Corporation (2)                                       20,000 shs.
Michaels Stores, Inc.                                      410,600 shs.
Ross Stores, Inc.                                           69,300 shs.
Thor Industries, Inc.                                      287,800 shs.

NON-CONVERTIBLE SECURITIES
Conseco, Inc. --8.5% 2002                           $    4,450,000
Conseco Finance Corp. --10.25% 2002 (2)             $      785,000
Green Tree Financial Corporation --6.5% 2002 (2)    $    3,713,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2002

COMMON STOCKS                              SHARES        VALUE
--------------------------------------   ---------   ------------
RETAILING -- 22.3%
Big Lots, Inc.*                          1,610,400   $ 25,492,632
Charming Shoppes, Inc.*                  2,973,300     20,069,775
Michaels Stores, Inc.*                     781,200     35,700,840
Ross Stores, Inc.                          930,700     33,170,148
Zale Corporation*                          150,600      4,542,096
                                                     ------------
                                                     $118,975,491
                                                     ------------
CONSUMER DURABLES -- 13.2%
Centex Corporation                         334,100   $ 14,817,335
Champion Enterprises, Inc.*              2,006,800      5,899,992
Coachmen Industries, Inc.+                 859,000     12,893,590
Fleetwood Enterprises, Inc.              1,183,000      7,973,420
Recoton Corporation*+                      630,400        378,240
Thor Industries, Inc.                      822,200     28,579,672
                                                     ------------
                                                     $ 70,542,249
                                                     ------------
TECHNOLOGY -- 11.4%
Arrow Electronics, Inc.*                 1,300,000   $ 16,419,000
Avnet, Inc.                              1,510,000     16,292,900
Exabyte Corporation*                     1,650,000      1,056,000
Hutchinson Technology Incorporated*        868,900     14,032,735
Storage Technology Corporation*          1,248,800     13,124,888
                                                     ------------
                                                     $ 60,925,523
                                                     ------------
ENERGY -- 10.1%
ENSCO International Incorporated           683,500   $ 17,114,840
National-Oilwell, Inc.*                    906,700     17,571,846
Patterson-UTI Energy, Inc.*                762,200     19,443,722
                                                     ------------
                                                     $ 54,130,408
                                                     ------------

COMMON STOCKS--CONTINUED                                SHARES        VALUE
---------------------------------------------------   ---------   ------------
BASIC MATERIALS -- 5.5%
Celanese AG                                             807,600   $ 14,754,852
International Aluminum Corporation                      143,800      2,494,930
Joy Global Inc.*                                        507,100      4,208,930
Oregon Steel Mills, Inc.*                             1,191,000      7,288,920
Rouge Industries, Inc. (Class "A")                      752,300        880,191
                                                                  ------------
                                                                  $ 29,627,823
                                                                  ------------

FINANCIAL -- 5.3%
Countrywide Credit Industries, Inc.                     199,200   $  9,392,280
Horace Mann Educators Corporation                       500,000      7,350,000
WFS Financial Inc.*                                      56,900      1,180,106
Westcorp                                                514,739     10,294,780
                                                                  ------------
                                                                  $ 28,217,166
                                                                  ------------

INDUSTRIAL PRODUCTS -- 3.9%
Belden Inc.                                             504,300   $  6,767,706
Dycom Industries, Inc.*                                 392,700      3,597,132
Trinity Industries, Inc.                                624,400     10,277,624
                                                                  ------------
                                                                  $ 20,642,462
                                                                  ------------

CONSUMER NON-DURABLES -- 3.2%
Reebok International Ltd*                               692,900   $ 17,357,145
                                                                  ------------

TELECOMMUNICATIONS -- 2.6%
Qwest Communications International Inc.*              6,108,800   $ 13,928,064
                                                                  ------------

BUSINESS SERVICES & SUPPLIES -- 2.0%
Angelica Corporation+                                   504,300   $ 10,837,407
                                                                  ------------

TOTAL COMMON STOCKS -- 79.5% (Cost $376,146,161)                  $425,183,738
                                                                  ------------

                                                            PRINCIPAL
                                                              AMOUNT            VALUE
                                                            ------------    -------------
NON-CONVERTIBLE SECURITIES -- 6.2%
Conseco, Inc.
 --8.5% 2002*                                              $   6,000,000    $     810,000
 --8.75% 2004*                                                 7,500,000        1,050,000
 --10.75% 2009*++                                              1,600,000          352,000
Federal Home Loan Mortgage Corporation (IO) --7% 2020            249,114            4,457
Qwest Capital Funding, Inc.
 --5.875% 2004                                                 3,350,000        2,278,000
 --6.25% 2005                                                  8,650,000        4,930,500
 --7.625% 2021                                                 2,000,000          840,000
U.S. Treasury Inflation-Indexed Notes --3.375% 2007           20,855,035       22,715,695
                                                                            -------------
TOTAL NON-CONVERTIBLE SECURITIES (Cost $34,451,317)                         $  32,980,652
                                                                            -------------
TOTAL INVESTMENT SECURITIES -- 85.7% (Cost $410,597,478)                    $ 458,164,390
                                                                            -------------
SHORT-TERM CORPORATE NOTES -- 14.5%
AIG Funding, Inc. --1.71% 10/1/02                          $   9,998,000    $   9,998,000
AIG Funding, Inc. --1.75% 10/1/02                              1,455,000        1,455,000
General Electric Capital Services, Inc. --1.76% 10/2/02        7,575,000        7,574,630
ChevronTexaco Corporation --1.71% 10/3/02                     13,381,000       13,379,729
General Electric Capital Services, Inc. --1.75% 10/4/02        9,210,000        9,208,657
Dupont (E.I.) De Nemours & Co. --1.71% 10/7/02                14,000,000       13,996,010
AIG Funding, Inc. --1.74% 10/10/02                            10,000,000        9,995,650
Gannett Co., Inc. --1.73% 10/11/02                            12,000,000       11,994,233
                                                                            -------------
TOTAL SHORT--TERM INVESTMENTS (Cost $77,601,909)                            $  77,601,909
                                                                            -------------
TOTAL INVESTMENTS -- 100.2% (Cost $488,199,387)                             $ 535,766,299
Other assets and liabilities, net -- (0.2)%                                    (1,166,112)
                                                                            -------------
TOTAL NET ASSETS -- 100%                                                    $ 534,600,187
                                                                            =============

*    Non--income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six--month period ended September 30, 2002.
     Following is a summary of transactions in securities of these affiliates.

                                                    PURCHASES       SALES     REALIZED        DIVIDEND
                                                     AT COST       AT COST   GAIN (LOSS)       INCOME
                                                  -------------------------------------------------------
                  Angelica Corporation                  --           --          --              $80,688
                  Coachmen Industries, Inc.             --           --          --               94,490
                  Recoton Corporation                   --           --          --                   --

++ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This restricted security constituted 0.07% of total net assets at September 30, 2002.

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $410,597,478)                          $ 458,164,390
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                            77,601,909    $ 535,766,299
                                                              -------------
  Cash                                                                                   476
  Receivable for:
    Capital Stock sold                                        $   1,534,850
    Investment securities sold                                    1,258,743
    Dividends and accrued interest                                  984,722        3,778,315
                                                              -------------    -------------
                                                                               $ 539,545,090
LIABILITIES
  Payable for:
    Investment securities purchased                           $   3,018,759
    Capital Stock repurchased                                     1,484,822
    Advisory fees and financial services                            347,814
    Accrued expenses and other liabilities                           93,508        4,944,903
                                                              -------------    -------------

NET ASSETS                                                                     $ 534,600,187
                                                                               =============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 21,825,606 shares                          $     218,256
  Additional Paid-in Capital                                                     513,339,292
  Undistributed net realized loss on investments                                 (26,619,546)
  Undistributed net investment income                                                 95,273
  Unrealized appreciation of investments                                          47,566,912
                                                                               -------------
NET ASSETS                                                                     $ 534,600,187
                                                                               =============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                        $ 24.49
                                                                                     =======
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                          $ 25.85
                                                                                     =======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2002


INVESTMENT INCOME
    Interest                                                                         $   1,978,008
    Dividends (including $175,178 from securities of affiliates)                           805,754
                                                                                     -------------
                                                                                     $   2,783,762

EXPENSES
    Advisory fees                                                   $   2,013,886
    Financial services                                                    305,983
    Transfer agent fees and expenses                                      167,049
    Insurance                                                              50,882
    Custodian fees and expenses                                            29,383
    Registration fees                                                      26,657
    Reports to shareholders                                                26,472
    Postage                                                                22,826
    Directors' fees and expenses                                           20,135
    Audit fees                                                             16,000
    Legal fees                                                              8,016
    Taxes                                                                     800
    Other expenses                                                            400        2,688,489
                                                                    -------------    -------------
            Net investment income                                                    $      95,273
                                                                                     -------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)    $  52,407,880
    Cost of investment securities sold                                 78,768,682
                                                                    -------------
        Net realized loss on investments                                             $ (26,360,802)

Unrealized depreciation of investments:
    Unrealized appreciation at beginning of period                  $ 139,595,639
    Unrealized appreciation at end of period                           47,566,912
                                                                    -------------
        Decrease in unrealized appreciation of investments                             (92,028,727)
                                                                                     -------------

            Net realized and unrealized loss on investments                          $(118,389,529)
                                                                                     -------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                    $(118,294,256)
                                                                                     =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                       ------------------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                $       95,273                          $        197,549
  Net realized gain (loss) on investments                 (26,360,802)                               39,168,505
  Increase (decrease) in unrealized
   appreciation of investments                            (92,028,727)                              133,662,661
                                                       --------------                          ----------------

Increase (decrease) in net assets
  resulting from operations                                              $    (118,294,256)                       $   173,028,715
Distributions to shareholders from:
  Net investment income                                $     --                                $       (388,544)
  Net realized capital gains                               (7,226,642)          (7,226,642)         (43,051,989)      (43,440,533)
                                                       --------------                          ----------------
Capital Stock transactions:
  Proceeds from Capital Stock sold                     $  149,930,567                          $    212,654,512
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                          6,443,932                                38,245,375
  Cost of Capital Stock repurchased                      (132,050,853)          24,323,646         (133,076,298)      117,823,589
                                                       --------------    -----------------     ----------------   ---------------
Total increase (decrease) in net assets                                  $    (101,197,252)                       $   247,411,771

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $190,995 at March 31, 2001                                                635,797,439                            388,385,668
                                                                         -----------------                        ---------------
End of period, including
  undistributed net investment income
  of $95,273 at September 30, 2002                                       $     534,600,187                        $   635,797,439
                                                                         =================                        ===============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                                     5,111,702                              7,671,992
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                                255,076                              1,389,863
Shares of Capital Stock repurchased                                             (4,622,270)                            (4,860,884)
                                                                         -----------------                        ---------------
Increase in Capital Stock outstanding                                              744,508                              4,200,971
                                                                         =================                        ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX
                                               MONTHS
                                                ENDED
                                              SEPTEMBER                            YEAR ENDED MARCH 31,
                                                  30,        ----------------------------------------------------------------
                                                 2002          2002          2001          2000          1999          1998
                                               --------      --------      --------      --------      --------      --------
Per share operating performance:
Net asset value at beginning of period         $  30.16      $  23.01      $  33.28      $  30.34      $  38.30      $  32.28
                                               --------      --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income                              --      $   0.02      $   0.11      $   0.12      $   0.40      $   0.49
  Net realized and unrealized gain (loss) on
   investment securities                       $  (5.34)         9.55         (2.48)         7.07         (4.76)         8.74
                                               --------      --------      --------      --------      --------      --------
Total from investment operations               $  (5.34)     $   9.57      $  (2.37)     $   7.19      $  (4.36)     $   9.23
                                               --------      --------      --------      --------      --------      --------
Less distributions:
  Dividends from net investment income               --      $  (0.03)     $  (0.14)     $  (0.22)     $  (0.40)     $  (0.47)
  Distributions from net realized
    capital gains                              $  (0.33)        (2.39)        (7.76)        (4.03)        (3.20)        (2.74)
                                               --------      --------      --------      --------      --------      --------
  Total distributions                          $  (0.33)     $  (2.42)     $  (7.90)     $  (4.25)     $  (3.60)     $  (3.21)
                                               --------      --------      --------      --------      --------      --------
Net asset value at end of period               $  24.49      $  30.16      $  23.01      $  33.28      $  30.34      $  38.30
                                               ========      ========      ========      ========      ========      ========

Total investment return*                         (17.86)%       42.81%        (6.74)%       25.39%       (12.45)%       30.10%

Ratios/supplemental data:
Net assets at end of period (in $000's)         534,600       635,797       388,386       517,900       513,894       789,436
Ratio of expenses to average net assets            0.89%+        0.84%         0.89%         0.86%         0.86%         0.83%
Ratio of net investment income to
  average net assets                               0.03%+        0.04%         0.39%         0.35%         1.20%         1.38%
Portfolio turnover rate                              20%+          23%            5%           18%           19%           24%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2002 is not annualized.
+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2002


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    Security Valuation

           Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.    Federal Income Tax

           No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.    Securities Transactions and Related Investment Income

           Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.    Use of Estimates

      The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

      Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $78,655,665 for the six months ended September 30, 2002. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2002 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2002 for federal income tax purposes was $138,937,980 and $91,371,068, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
           AFFILIATED TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

      For the six months ended September 30, 2002, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

 NOTE 4 -- DISTRIBUTOR

      For the six months ended September 30, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $74,301 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        DIRECTOR AND OFFICER INFORMATION

                                   POSITION(S)                                              PORTFOLIOS IN
                                    WITH FUND/             PRINCIPAL OCCUPATION(S)           FUND COMPLEX
       NAME, AGE & ADDRESS         YEARS SERVED            DURING THE PAST 5 YEARS             OVERSEEN     OTHER DIRECTORSHIPS
----------------------------      ----------------    -------------------------------------  ----------    ---------------------
Willard H. Altman, Jr. - (67)     Director+           Retired. Formerly, until 1995, Partner     6
11400 W. Olympic Blvd., #1200     Years Served:  4    of Ernst & Young LLP, independent
Los Angeles, CA  90064                                auditors for the Fund.

Alfred E. Osborne, Jr. - (57)     Director+           Director of Harold Price Center for        3         Investment Company
11400 W. Olympic Blvd., #1200     Years Served:  3    Entrepreneurial Studies and Associate                Institute, K2 Inc.,
Los Angeles, CA  90064                                Professor of Business Economics at The               Nordstrom, Inc., E*
                                                      John E. Anderson Graduate School of                  Capital Corporation,
                                                      Management at UCLA.                                  Equity Marketing Inc.,
                                                                                                           and WM Group of Funds.


A. Robert Pisano - (59)           Director+           National Executive Director and Chief      3         Coppola Group, State
11400 W. Olympic Blvd., #1200     Years Served:       Executive Officer of the Screen Actors               Net and NetFlix.com.
Los Angeles, CA  90064            since July 2002     Guild. Formerly, until 1999, Vice
                                                      Chairman and Director of Metro-
                                                      Goldwyn-Mayer, Inc.

Lawrence J. Sheehan - (70)        Director+           Of counsel to, and partner (1969 to        5
11400 W. Olympic Blvd., #1200     Years Served: 11    1994) of, the law firm of O'Melveny &
Los Angeles, CA  90064                                Myers LLP, legal counsel to the
                                                      Fund.

Robert L. Rodriguez - (53)        Director,+          Principal and Chief Executive Officer of   2         First Pacific Advisors,
11400 W. Olympic Blvd., #1200     President &         the Adviser.                                         Inc. and FPA Fund
Los Angeles, CA  90064            Chief                                                                    Distributors, Inc.
                                  Investment
                                  Officer
                                  Years Served:  2

Dennis M. Bryan - (41)            Vice President      Vice President of the Adviser.
11400 W. Olympic Blvd., #1200     Years Served:  6
Los Angeles, CA  90064

Eric S. Ende - (58)               Vice President      Senior Vice President of the Adviser.      3
11400 W. Olympic Blvd., #1200     Years Served: 17
Los Angeles, CA  90064

J. Richard Atwood - (42)          Treasurer           Principal and Chief Operating Officer of             First Pacific Advisors,
11400 W. Olympic Blvd., #1200     Years Served:  5    the Adviser. President and Chief                     Inc. and FPA Fund
Los Angeles, CA  90064                                Executive Officer of FPA Fund                        Distributors, Inc.
                                                      Distributors, Inc.

Sherry Sasaki - (47)              Secretary           Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200     Years Served: 19    of the Adviser and Secretary of FPA
Los Angeles, CA  90064                                Fund Distributors, Inc.

Christopher H. Thomas - (45)      Assistant           Vice President and Controller of the                 FPA Fund
11400 W. Olympic Blvd., #1200     Treasurer           Adviser and of FPA Fund Distributors,                Distributors, Inc.
Los Angeles, CA  90064            Years Served:  7    Inc.

+ Directors serve until their resignation, removal or retirement.

                             FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.